Exhibit 99.1

Financial Statements

MD ENERGY, LLC

MD ENERGY, LLC
INDEX TO FINANCIAL STATEMENTS

Condensed Balance Sheets at September 30, 2014 (unaudited) and December 31, 2013	1

Unaudited Condensed Statements of Operations for the Nine Months Ended September 30, 2014
and Period April 8, 2013 (Inception) to September 30, 2013	2

Unaudited Condensed Statements of Cash Flows for the Nine Months Ended September 30, 2014
and Period April 8, 2013 (Inception) to September 30, 2013	3

Notes to the Condensed Financial Statements (unaudited)	4 - 9

Reports of Independent Registered Public Accounting Firm	10

Balance Sheets at December 31, 2013	11

Statements of Operations and Members’ Equity,
for the period April 8, 2013 (Inception) through December 31, 2013	12

Statements of Cash Flows for the period April 8, 2013 (Inception) through December 31, 2013	13

Notes to the Financial Statements	14 - 20

MD ENERGY, LLC
CONDENSED BALANCE SHEET

ASSETS
	September 30, 2014	December 31, 2013
	(Unaudited)

Current Assets :
Cash and cash equivalents	$489,936	$377,080
Contracts receivable	740,697	85,166
Note receivable	150,442	-
Prepaid expenses	-	420,500
Costs and estimated earnings in excess of billings	146,814	13,557
Total Current Assets	1,527,889	896,303

Furniture and equipment, net	78,389	2,508

TOTAL ASSETS	$1,606,278	$898,811

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities :
Accounts payable and accrued expenses	$473,496	$137,326
Billings in excess of costs and estimated earnings	257,007	608,311
Notes payable - current portion	4,461	-
Total Current Liabilities	734,964	745,637
Long-Term Liabilities
Notes payable, net of current portion	74,922	-

Members' Equity	796,392	153,174

TOTAL LIABILITIES AND MEMBERS' EQUITY	$1,606,278	$898,811

See accompanying notes to condensed unaudited financial statements

MD ENERGY, LLC
CONDENSED STATEMENT OF OPERATIONS AND MEMBER’S EQUITY
NINE MONTHS ENDED SEPTEMBER 30, 2014 AND
PERIOD APRIL 8, 2013 (INCEPTION) TO SEPTEMBER 30, 2013

	September 30, 2014	September 30, 2013
	(Unaudited)	(Unaudited)

Revenue	$4,398,799	$131,605
Total Revenue	4,398,799	131,605

Cost of Contracts :
Materials	1,786,663	84,378
Labor and subcontracts	1,644,404	30,351
Other costs	213,338	6,685
Total Cost of Revenue	3,644,405	121,414

Gross Profit	754,394	10,191

Operating Expenses :
General and administrative expenses	307,270	105,996
Total Operating Expenses	307,270	105,996

INCOME (LOSS) FROM OPERATIONS	447,124	(95,805)

Other income	3,728	-
Income taxes	(800)	(800)

NET INCOME (LOSS)	450,052	(96,605)

Beginning members' equity	153,174	-
Capital contributions	300,000	300,000
Capital distributions	(106,834)	-

MEMBERS' EQUITY	$796,392	$203,395

See accompanying notes to condensed unaudited financial statements

MD ENERGY, LLC
CONDENSED STATEMENT OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2014 AND
PERIOD APRIL 8, 2013 (INCEPTION) TO SEPTEMBER 30, 2013

	September 30, 2014	September 30, 2013
	(Unaudited)	(Unaudited)
Cash flows from operating activities
Net Income (Loss)	$450,052	$(96,605)
Adjustments to reconcile in net income (loss) to net cash provided by operating activities :
Depreciation and amortization	5,000	-
(Increase) in accounts receivable	(655,531)	(97,408)
Decrease in prepaid expenses	420,500	-
(Increase) in costs in excess of billing	(133,257)	(30,968)
Increase in accounts payable	336,170	60,103
Increase (decrease) in billings in excess of costs	(351,304)	13,821
Total adjustments	(378,422)	(54,452)
Net cash provided (used) by operating activities	71,630	(151,057)

Cash flow from investing activities :
Cash payments for the purchase of furniture and equipment	(2,416)	(2,926)
Net cash (used) in investing activities	(2,416)	(2,926)

Cash flow from financing activities :
Member distributions	(106,834)	-
Member contributions	300,000	300,000
Short-term notes receivable	(149,524)	-
Net cash provided by financing activities	43,642	300,000

Net Increase in cash and equivalents	112,856	146,017
Cash and equivalents, beginning of period	377,080	-
Cash and equivalents end of period	$489,936	$146,017

Supplemental disclosures of cash flow information :
Cash paid during the period for:
Interest expense	$406	$6
Income Tax	$800	$800

See accompanying notes to condensed unaudited financial statements

MD ENERGY, LLC
NOTES TO CONDENSED UNAUDITED FINANCIAL STATEMENTS
SEPTEMBER 30, 2014 AND 2013

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

MD Energy LLC (“the Company”) was formed as a limited liability company under the laws of the State of Nevada on April 8, 2013.  The Company is primarily engaged as a design and build energy contractor and currently specializes in renewable energy with a submarket segment in Solar Photovoltaic and Solar Thermal energy consulting in the Southern California area.

Since the Company is a limited liability company, the accompanying balance sheet and statement of operations will not include compensation for the services of our managing member.  Dependent upon the Company’s cash flow, the managing member will be compensated based upon capital distributions.

The unaudited condensed combined interim financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and the instructions to Form 10-Q and Rule 8-03 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

The balance sheet as of December 31, 2013 contained herein has been derived from audited financial statements.

Operating results for the nine months ended September 30, 2014 are not necessarily indicative of results that may be expected for the year ending December 31, 2014. These condensed combined financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto for the year ended December 31, 2013.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Company's contracts are of one general type, firm fixed-price.  Revenue from contracts is recognized under the percentage-of-completion method of accounting after the contract reaches 10% completion, measured by the percentage of costs incurred to date to management's estimates of total anticipated costs for each contract.  This method is used because management considers expended costs to be the best available measure of progress on these contracts.  No revenue is recognized until the percentage-of-completion reaches 10%.  Contract costs include all direct materials, subcontractor costs, direct labor and those indirect costs related to contract performance, such as indirect labor, supplies, tools and repairs.

Revisions in cost and profit estimates during the course of the contract are reflected in the accounting period in which the facts, which require the revision, become known.  Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined.  Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

MD ENERGY, LLC
NOTES TO CONDENSED UNAUDITED FINANCIAL STATEMENTS
SEPTEMBER 30, 2014 AND 2013

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

The asset "costs and estimated earnings in excess of billings" represents recoverable costs and estimated earnings recognized less billings-to-date on all contracts in progress with such an excess.  The liability "billings in excess of costs and estimated earnings" represents the billings-to-date less the recoverable costs and estimated earnings on all contracts in progress with such excess.

Assets and liabilities related to long-term contracts are included in current assets and current liabilities in the accompanying balance sheets, as they will be liquidated in the normal course of contract completion.

Contract receivables are recorded on contracts for amounts currently due based upon progress billings, as well as retention, which are collectible upon completion of the contracts.

Accounts payable to material suppliers and subcontractors are recorded for amounts currently due based upon work completed or materials received, as are retention due subcontractors, which are payable upon completion of the contract.

General and administrative expenses are charged to operations as incurred and are not allocated to contract costs.

The Company generally provides a warranty for one year.  No warranty reserve is provided because in the opinion of management and based on Company history the amount is immaterial.

Use of Estimates

Financial statements prepared in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect certain reported amounts and disclosures.  Significant items subject to such estimates and assumptions include the allowance for doubtful accounts; recognition of revenue for costs and estimated earnings in excess of billings on uncompleted contract and revenue recognition of contract change order claims. Actual results may differ from those estimates.

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company’s financial position, results of operations or cash flows.

NOTE 3 - NOTES RECEIVABLE:

As of September 30, 2014, the Company had outstanding unsecured notes receivable totaling $150,442 due from an individual.  The unsecured notes are due on December 31, 2014 and are interest only notes at 5% interest per annum.

NOTE 4 - SUPPLEMENTAL DISCLOSURES OF CASH FLOW STATEMENT:

Noncash investing and financing transactions during the period ended September 30, 2014 is as follows:

The purchase of all transportation equipment totaling $78,465 was financed with bank loans

MD ENERGY, LLC
NOTES TO CONDENSED UNAUDITED FINANCIAL STATEMENTS
SEPTEMBER 30, 2014 AND 2013

NOTE 5 - CONTRACT RECEIVABLES:

As of September 30, 2014 and December 31, 2013, contract receivables consist of the following:

	September 30,	December 31,
	2014	2013
	(Unaudited)
Currently due:
Contracts in progress	$739,345	$85,166
Contracts completed	-	-
	739,345	85,166
Retention:
Contracts in progress	1,352	-
Total	$740,697	$85,166

NOTE 6 - COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS:

As of September 30, 2014 and December 31, 2013, the following is a summary of cost, estimated earnings and billings on uncompleted contracts:

	September 30,	December 31,
	2014	2013
	(Unaudited)
Costs incurred on uncompleted contracts	$3,958,014	$313,607
Estimated earnings to date	791,250	36,858
Total costs and estimated earnings	4,749,264	350,465
Less, billings to date	(4,859,457)	(945,219)
Net billings in excess of costs and estimated earnings	$(110,193)	$(594,754)

As of September 30, 2014 and December 31, 2013, these amounts are included in the accompanying balance sheet accounts under the following captions:

	September 30,	December 31,
	2014	2013
	(Unaudited)
Costs and estimated earnings in excess of billings	$146,814	$13,557
Billings in excess of costs and estimated earnings	(257,007)	(608,311)
Net billings in excess of costs and estimated earnings	$(110,193)	$(594,754)

MD ENERGY, LLC
NOTES TO CONDENSED UNAUDITED FINANCIAL STATEMENTS
SEPTEMBER 30, 2014 AND 2013

NOTE 7 – FURNITURE AND EQUIPMENT:

As of September 30, 2014 and December 31, 2013, furniture and equipment are summarized as follows:

	2014	2013
	(Unaudited)
Transportation equipment	$78,465	$-
Furniture and equipment	5,342	2,926
	83,807	2,926
Less - accumulated depreciation and amortization	(5,418)	(418)
Furniture and equipment, net	$78,389	$2,508

NOTE 8 – NOTES PAYABLE:

As of September 30, 2014 and December 31, 2013, notes payable are summarized as follows:

	September 30,	December 31,
	2014	2013
	(Unaudited)
Long-term notes payable consist of: the following:
Notes payable, secured by transportation equipment, requiring approximate monthly payments of $326 and $1,162, including principal and interest at various rates of interest per annum. Principal and any accrued interest are payable until September 2019.	$79,383	$-
Less, current portion	(4,461)	-
Long term portion	$74,922	$-

Aggregate maturities of long-term notes payable are as follows:

Years ending December 31,
2014	$4,461
2015	17,000
2016	16,000
2017	15,000
2018	13,530
Subsequent	13,392
$79,383

MD ENERGY, LLC
NOTES TO CONDENSED UNAUDITED FINANCIAL STATEMENTS
SEPTEMBER 30, 2014 AND 2013

NOTE 9 - COMMITMENTS AND CONTINGENCIES:

Operating Lease

On March 7, 2014, the Company entered into a two year lease agreement for 6,358 square feet of office space in Cucamonga, California at base rent of $3,815 per month through April 6, 2016. The Company previously leased its space on a month-to-month basis.

Rent expense charged to operations for the nine months ended September 30, 2014 was $39,706.

Project Warranties

Generally, a project is guaranteed against defects in material and workmanship for one year from the date of completion, while certain areas of construction and materials may have guarantees extending beyond one year.  The Company has various insurance policies relating to the guarantee of completed work, which in the opinion of management will adequately cover any potential claims.

The cost of materials has begun to rise.  It is at least reasonably possible that the cost of materials included in the estimates-to-complete contracts in progress will increase over the next six months.  However, an estimate of the possible increase cannot be made at this time.

Litigation

From time to time, the Company may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. The Company is currently not party to any such legal proceedings that believes will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

NOTE 10 – CONCENTRATIONS:

Major Customers

The Company has four major customers for the period ended September 30, 2014.  The customers represent 39%, 18%, 13% and 11% of billings in 2014.  The contract receivable balance for the customers was $153,447, 202,826, $7,382 and $0 at September 30, 2014.

Major Suppliers

The Company has three major vendors for the year ended September 30, 2014.  The vendors represent 15%, 13% and 12% of total expenses in 2014.  The accounts payable balance due to the vendors is $69,300, $0 and $0 at September 30, 2014. Management believes no risk is present with the vendors due to other suppliers being readily available.

MD ENERGY, LLC
NOTES TO CONDENSED UNAUDITED FINANCIAL STATEMENTS
SEPTEMBER 30, 2014 AND 2013

NOTE 11 - SUBSEQUENT EVENTS:

Management has evaluated subsequent events through January 6, 2015, the date on which the financial statements were available to be issued.

On November 3, 2014, the Company entered into an Asset Purchase Agreement with Solar3D Inc. (“the Buyer”) for the sale and purchase of substantially all of the Company’s assets. As consideration for the sale of all of the Company’s assets, the Buyer will pay $3,800,000 plus or minus the applicable working capital surplus or working capital deficit. The Buyer will also assume the liabilities to the extent from goods or services received by the Buyer on or after the closing. At closing the Buyer  will pay $1,000,000 in cash, and $2,800,000 of which is payable in installments over a period of five years after the closing date, pursuant to a convertible promissory note bearing simple interest at the rate of 4% per annum. Upon satisfaction or waiver of the conditions set forth in this agreement, the closing of the transaction will take place on the date that the parties may mutually agree in writing, but in no event later than February 28, 2015, unless extended by mutual written agreement of the parties.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of
MD Energy, LLC

We have audited the accompanying balance sheet of MD Energy, LLC (the "Company") as of December 31, 2013, and the related statements of operations, members’ equity, and cash flows for the period from April 8, 2013 (date of inception) through December 31, 2013.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards established by the Public Company Accounting Oversight Board (United States of America).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the  effectiveness  of the Company's  internal  control over  financial  reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013, and the results of its operations and its cash flows for the period from April 8, 2013 (date of inception) through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

\s\ Liggett, Vogt & Webb

New York, New York
January 6, 2015

MD ENERGY, LLC
BALANCE SHEET
DECEMBER 31, 2013

ASSETS
2013
Current Assets :
Cash and cash equivalents	$377,080
Contracts receivable	85,166
Prepaid expenses	420,500
Costs and estimated earnings in excess of billings	13,557
Total Current Assets	896,303

Furniture and equipment, net	2,508

TOTAL ASSETS	$898,811

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities :
Accounts payable and accrued expenses	$137,326
Billings in excess of costs and estimated earnings	608,311
Total Current Liabilities	745,637

Members' Equity	153,174

TOTAL LIABILITIES AND MEMBERS' EQUITY	$898,811

See accompanying notes to financial statements.

MD ENERGY, LLC
STATEMENT OF OPERATIONS AND MEMBER’S EQUITY
PERIOD APRIL 8, 2013 (INCEPTION) THROUGH DECEMBER 31, 2013

2013
Revenue:
Contract revenue	$350,465

Cost of Revenue :
Materials	112,750
Labor and subcontracts	133,533
Other costs	67,323
Total Cost of Revenue	313,606

Gross Profit	36,859

Operating Expenses :
General and administrative expenses	145,120
Total Operating Expenses	145,120

(LOSS) FROM OPERATIONS	(108,261)

Incomes taxes	800

NET (LOSS)	(109,061)

Capital contributions	300,000
Capital distributions	(37,765)

MEMBERS' EQUITY	$153,174

See accompanying notes to financial statements.

MD ENERGY, LLC
STATEMENT OF CASH FLOWS
PERIOD APRIL 8, 2013 (INCEPTION) THROUGH DECEMBER 31, 2013

2013
Cash flows from operating activities:
Net (Loss)	$(109,061)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	418
(Increase) in accounts receivable	(85,166)
(Increase) in prepaid expenses	(420,500)
(Increase) in costs in excess of billing	(13,557)
Increase in accounts payable	137,326
Increase in billings in excess of earnings	608,311
Total adjustments	226,832
Net cash provided by operating activities	117,771

Cash flow from investing activities:
Cash payments for the purchase of furniture and equipment	(2,926)
Net cash (used) in investing activities	(2,926)

Cash flow from financing activities:
Member distributions	(37,765)
Member contributions	300,000
Net cash provided by financing activities	262,235

Net increase in cash and equivalents	377,080
Cash and equivalents, beginning of period	-
Cash and equivalents, end of period	$377,080

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest expense	$6
Income tax	$800

See accompanying notes to financial statements.

MD ENERGY, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

NOTE 1 – NATURE OF OPERATIONS

MD Energy LLC (“the Company”) was formed as a limited liability company under the laws of the State of Nevada on April 8, 2013.  The Company is primarily engaged as a design and build energy contractor and currently specializes in renewable energy with a submarket segment in Solar Photovoltaic and Solar Thermal energy consulting in the Southern California area.

Since the Company is a limited liability company, the accompanying balance sheet and statement of operations will not include compensation for the services of our managing member.  Dependent upon the Company’s cash flow, the managing member will be compensated based upon capital distributions.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Company's contracts are of one general type, firm fixed-price.  Revenue from contracts is recognized under the percentage-of-completion method of accounting after the contract reaches 10% completion, measured by the percentage of costs incurred to date to management's estimates of total anticipated costs for each contract.  This method is used because management considers expended costs to be the best available measure of progress on these contracts.  No revenue is recognized until the percentage-of-completion reaches 10%.  Contract costs include all direct materials, subcontractor costs, direct labor and those indirect costs related to contract performance, such as indirect labor, supplies, tools and repairs.

Revisions in cost and profit estimates during the course of the contract are reflected in the accounting period in which the facts, which require the revision, become known.  Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined.  Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

The asset "costs  and estimated earnings in excess of billings" represents recoverable costs and estimated earnings recognized less billings-to-date on all contracts in progress with such an excess.  The liability "billings in excess of costs and estimated earnings" represents the billings-to-date less the recoverable costs and estimated earnings on all contracts in progress with such excess.

Assets and liabilities related to long-term contracts are included in current assets and current liabilities in the accompanying balance sheets, as they will be liquidated in the normal course of contract completion.

Contract receivables are recorded on contracts for amounts currently due based upon progress billings, as well as retention, which are collectible upon completion of the contracts.

Accounts payable to material suppliers and subcontractors are recorded for amounts currently due based upon work completed or materials received, as are retention due subcontractors, which are payable upon completion of the contract.

General and administrative expenses are charged to operations as incurred and are not allocated to contract costs.

MD ENERGY, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

The Company generally provides a warranty for one year.  No warranty reserve is provided because in the opinion of management and based on Company history the amount is immaterial.

Contract Receivable

The Company bills its customers in accordance with contractual agreements.  The agreements generally require billing to be on a progressive basis as work is completed. Credit is extended based on evaluation of clients financial condition and collateral is not required.  The Company considers contracts and accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.  If amounts become uncollectible, they will be charged to operations when that determination is made.

Furniture and equipment

Furniture and equipment are stated at cost.  Gain or loss is recognized upon disposal of property and equipment, and the asset and related accumulated depreciation are removed from the accounts.  Expenditures for maintenance and repairs are charged to expense as incurred, while expenditures for additions and betterment are capitalized.   Furniture and equipment are depreciated on the straight-line method and include the following categories:

Estimated
Life
Machinery and equipment	5 years
Furniture, fixtures and computer equipment	7 years
Transportation equipment	5 years

Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  In the event that facts and circumstances indicate that the cost of any long-lived assets may be impaired, an evaluation of recoverability would be performed following generally accepted accounting principles.

Fair Value of Financial Instruments

The carrying amount of cash, contract receivable and accounts payable, as applicable, approximates fair value due to the short term nature of these items in relation to current market conditions.

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date.  Assets and liabilities that are measured at fair value are reported using a three-level fair value hierarchy that prioritizes the inputs used to measure fair value.  This hierarchy maximizes the use of observable inputs and minimizes the use of unobservable inputs.  The three levels of inputs used to measure fair value are as follows:

Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date of identical, unrestricted assets or liabilities.

MD ENERGY, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Level 2 – Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability; and

Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

As of December 31, 2013, the Company did not identify any other non-recurring assets and liabilities that are required to be presented in the balance sheets at fair value in accordance with ASC Topic 825, Financial instruments.

Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investment instruments purchased with an original maturity of three months or less to be cash equivalents.  At December 31, 2013, there were no cash equivalents.

Income Taxes

The Company has elected to file tax return on a cash basis.  The Company has adopted ASC 740-10, which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns.  Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.  Temporary differences between taxable income reported for financial reporting purposes and income tax purposes consist primarily of accrual financial reporting versus cash basis tax reporting.

Since the Company is a pass through entity, the effect of the timing differences and related deferred tax assets and liabilities at December 31, 2013 were deemed to be immaterial.

Advertising Costs

The Company has the policy of expensing advertising costs as incurred.  The Company advertising costs charged to expense is $2,047 at December 31, 2013.

Use of Estimates

Financial statements prepared in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect certain reported amounts and disclosures.  Significant items subject to such estimates and assumptions include the allowance for doubtful accounts; recognition of revenue for costs and estimated earnings in excess of billings on uncompleted contract and revenue recognition of contract change order claims. Actual results may differ from those estimates.

MD ENERGY, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Recent Accounting Pronouncements

In May 2014, the FASB and the International Accounting Standards Board jointly issued ASU No. 2014-9, Revenue from Contracts with Customers, which clarifies the principles for recognizing revenue and develops a common revenue standard for US GAAP and International Financial Reporting Standards. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The ASU is effective for public entities for annual and interim periods beginning after December 15, 2016 and for private companies in periods beginning after December 15, 2017. Early adoption is not permitted under US GAAP and retrospective application is permitted, but not required. The Company is currently evaluating the impact of adopting this guidance on its financial position and results of operations.

In June 2014, the FASB issued ASU No. 2014-12 “Compensation – Stock Compensation” (Topic 718). The ASU provides guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. That is the case when an employee is eligible to retire or otherwise terminate employment before the end of the period in which a performance target could be achieved and still be eligible to vest in the award if and when the performance target is achieved. The amendment requires a performance target that affects vesting and that could be achieved after requisite service period be treated as a performance condition. Compensation cost should be recognized in the period in which it becomes probable that such performance condition would be achieved and should represent the compensation cost attributable to the periods for which the requisite service has already been rendered. Those amendments are effective for annual reporting periods beginning after December 15, 2015, and interim periods therein. The Company will adopt ASU No. 2014-12 on January 1, 2016. The Company is currently evaluating the potential impact that adoption may have on our financial statements.

In August 2014, the FASB issued Accounting Standards Update “ASU” 2014-15 on “Presentation of Financial Statements Going Concern (Subtopic 205-40) – Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern”.  Currently, there is no guidance in U.S. GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern or to provide related footnote disclosures. The amendments in this Update provide that guidance. In doing so, the amendments are intended to reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued).  The amendments in this Update are effective for public and nonpublic entities for annual periods ending after December 15, 2016. Early adoption is permitted.  The Company is currently evaluating the potential impact that adoption may have on our financial statements.

MD ENERGY, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company’s financial position, results of operations or cash flows.

NOTE 3 - CONTRACT RECEIVABLES:

As of December 31, 2013, contract receivables consist of the following:

Currently due:
Contracts in progress	$85,166
Contracts completed	-
Total	$85,166

NOTE 4 - COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS:

As of December 31, 2013, the following is a summary of cost, estimated earnings and billings on uncompleted contracts:

Costs incurred on uncompleted contracts	$313,607
Estimated earnings to date	36,858
Total costs and estimated earnings	350,465
Less, billings to date	(945,219)
Net billings in excess of costs and estimated earnings	$(594,754)

As of December 31, 2013, these amounts are included in the accompanying balance sheet accounts under the following captions:

Costs and estimated earnings in excess of billings	$13,557
Billings in excess of costs and estimated earnings	(608,311)
Net billings in excess of costs and estimated earnings	$(594,754)

NOTE 5 – FURNITURE AND EQUIPMENT:

As of December 31, 2013, furniture and equipment are summarized as follows:

Furniture and equipment	$2,926
Less - accumulated depreciation and amortization	(418)
Furniture and equipment, net	$2,508

MD ENERGY, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

NOTE 6 - COMMITMENTS AND CONTINGENCIES:

Operating Lease

On March 7, 2014, the Company entered into a two year lease agreement for 6,358 square feet of office space in Cucamonga, California at base rent of $3,815 per month through April 6, 2016. The Company previously leased its space on a month-to-month basis.

Rent expense charged to operations for the year ended December 31, 2013 was $3,325.

Future minimum rental payments under the lease are as follows:

For years ended
December 31,
2014	$34,335
2015	45,780
2016	11,445

$91,560

Project Warranties

Generally, a project is guaranteed against defects in material and workmanship for one year from the date of completion, while certain areas of construction and materials may have guarantees extending beyond one year.  The Company has various insurance policies relating to the guarantee of completed work, which in the opinion of management will adequately cover any potential claims.

The cost of materials has begun to rise.  It is at least reasonably possible that the cost of materials included in the estimates-to-complete contracts in progress will increase over the next six months.  However, an estimate of the possible increase cannot be made at this time.

Litigation

From time to time, the Company may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. The Company is currently not party to any such legal proceedings that believes will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

NOTE 7 – CONCENTRATIONS:

Major Customers

The Company has three major customers for the year ended December 31, 2013.  The customers represent 54%, 23% and 12% of billings in 2013.  The contract receivable balance for the customers was $0, $0 and $11,871 at December 31, 2013.

MD ENERGY, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

NOTE 7 – CONCENTRATIONS (CONTINUED):

Major Suppliers

The Company has three major vendors for the year ended December 31, 2013.  The vendors represent 15%, 13% and 12% of total expenses in 2013.  The accounts payable balance due to the vendors is $69,300, $0 and $0 at December 31, 2013. Management believes no risk is present with the vendors due to other suppliers being readily available.

NOTE 8 - INCOME TAXES:

The Company is a limited liability company and is recognized as a partnership for federal and state income tax purposes.  All items of income and expense are passed through to the members to report on their individual income tax returns.  The Company incurs and pays no income tax.  For the year ended December 31, 2013, income tax expense consists of state franchise taxes of $800.

NOTE 9 - PROFIT SHARING PLAN:

Effective October 7, 2013, the Company adopted a qualified profit sharing plan with a 401 (k) deferred compensation provision.  All employees are eligible to participate in the Company's profit sharing plan and 401(k) plan when they reach an entry date of the plan coinciding with or next following their date of hire. The Company contributions to the plan are discretionary matching equal to a percentage of the amount of the salary deduction an employee elects to defer, to be determined each year by the Company.  The Company elected to match 100% of employee-deferred salary up to 4% of employee deferrals.  The Company may make a discretionary profit sharing contribution to be determined each year by the Company.  The Company made no discretionary profit sharing contributions in 2013.  For the year ended December 31, 2013, the matching expense allocated to general and administrative expenses for the plan was $4,000.

NOTE 10 - SUBSEQUENT EVENTS:

Management has evaluated subsequent events through January 6, 2015, the date on which the financial statements were available to be issued.

On November 3, 2014, the Company entered into an Asset Purchase Agreement with Solar3D Inc. (“the Buyer”) for the sale and purchase of substantially all of the Company’s assets. As consideration for the sale of all of the Company’s assets, the Buyer will pay $3,800,000 plus or minus the applicable working capital surplus or working capital deficit. The Buyer will also assume the liabilities to the extent from goods or services received by the Buyer on or after the closing. At closing the Buyer will pay $1,000,000 in cash, and $2,800,000 of which is payable in installments over a period of five years after the closing date, pursuant to a convertible promissory note bearing simple interest at the rate of 4% per annum. Upon satisfaction or waiver of the conditions set forth in this agreement, the closing of the transaction will take place on the date that the parties may mutually agree in writing, but in no event later than February 28, 2015, unless extended by mutual written agreement of the parties.